UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2014

FORTEGRA FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35009	58-1461399
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10151 Deerwood Park Boulevard, Building 100, Suite 330
Jacksonville, FL	32256
(Address of principal executive offices)	(Zip Code)

(866)-961-9529
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e) Compensatory Arrangements of Certain Officers

On July 30, 2014, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Fortegra Financial Corporation (the “Company”) took certain actions in relation to the compensation of Joseph R. McCaw II, Executive Vice President and President of Payment Protection and W. Dale Bullard, Executive Vice President, Motor Clubs.

Effective as of July 1, 2014, the Compensation Committee increased the annual base salary of Messrs. McCaw and Bullard to $290,000 and $277,500, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortegra Financial Corporation

Date: August 5, 2014	By:	/s/ Christopher D. Romaine
	Name:	Christopher D. Romaine
	Title:	Senior Vice President, General Counsel and Secretary